SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 22, 2002


                              TOKHEIM CORPORATION
                            (Debtor-In-Possession)

            (Exact name of registrant as specified in its charter)


         INDIANA                        1-6018                 35-0712500
 -------------------------      ----------------------        ------------
(State or other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)


    10501 CORPORATE DRIVE, FORT WAYNE, INDIANA        46845
    ----------------------------------------------------------
     (Address of principal executive offices)        (Zip Code)


(Registrant's telephone number, including area code)       (260) 470-4600
                                                        ---------------------


                                NOT APPLICABLE
             ----------------------------------------------------
         (Former name or former address, if changed since last report)


Item 3.  Bankruptcy or Receivership.

         On November 21, 2002, Tokheim Corporation (the "Company") and five of its domestic U.S. subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case No. 02-13437 (RJN)). The Company's subsidiaries located outside of the United States are not included in the petitions. The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On November 21, 2002, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.           Description

         99.1                  Press Release of Tokheim Corporation,
                               dated November 21, 2002.



                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TOKHEIM CORPORATION

                                    By:     /s/ John S. Hamilton
                                            Name:  John S. Hamilton
                                            Title: President and CEO

Dated:   November 22, 2002

                                 EXHIBIT INDEX


         Exhibit No.           Description

         99.1                  Press Release of Tokheim Corporation,
                               dated November 21, 2002.


                                                             EXHIBIT 99.1